CERTIFICATE OF TRUST

                                       OF

                             WRP CONVERTIBLE TRUST I

     THIS Certificate of Trust of WRP CONVERTIBLE TRUST I (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. ` 3801 et -- seq.) (the "Act").

     1. Name. The name of the business trust formed by this Certificate of Trust is WRP CONVERTIBLE TRUST I.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-00001, Attn:
Corporate Trust Administration.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.


     IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

               WILMINGTON TRUST COMPANY, as trustee

               By:  /s/   Kathleen A. Pedelini
                    --------------------------
                    Name:  Kathleen A. Pedelini
                    Title:  Administrative  Account Manager


                    RODNEY F. DUBOIS,  as trustee


               By:  /s/ Rodney F. Du Bois
                    --------------------------


                    JAMES J. BURNS, as trustee

               By:  /s/ James J. Burns
                    --------------------------